                                AMENDMENT NO. 11

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

      WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing "INVESCO" with "AIM" and further to the change the name of INVESCO Core Equity Fund to AIM Core Stock Fund and INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund;

            1. Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

      All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated:  October 15, 2004

                                      EACH FUND LISTED ON SCHEDULE A-1 ON
                                      BEHALF OF THE SHARES OF EACH PORTFOLIO
                                      LISTED ON SCHEDULE A-1

                                      By: /s/ Robert H. Graham
                                          ----------------------------------
                                              Name: Robert H. Graham
                                              Title: President

                                      EACH FUND LISTED ON SCHEDULE A-2 ON
                                      BEHALF OF THE SHARES OF EACH PORTFOLIO
                                      LISTED ON SCHEDULE A-2

                                      By: /s/ Robert H. Graham
                                          ----------------------------------
                                              Name: Robert H. Graham
                                              Title: President

                                      A I M DISTRIBUTORS, INC.

                                      By: /s/ Gene Needles
                                          ----------------------------------
                                              Name: Gene Needles
                                              Title: President

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM EQUITY FUNDS

PORTFOLIOS

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Strategies Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Select Basic Value
AIM U.S. Growth Fund
AIM Weingarten Fund

AIM FUNDS GROUP

PORTFOLIOS

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Value Fund
AIM International Emerging Growth Fund
AIM Mid Cap Basic Value Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund

AIM GROWTH SERIES

PORTFOLIOS

AIM Aggressive Allocation Fund
AIM Basic Value Fund
AIM Conservative Allocation Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Small Cap Growth Fund
AIM Global Equity Fund

AIM INTERNATIONAL MUTUAL FUNDS

PORTFOLIOS

AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM International Core Equity Fund
AIM International Growth Fund

AIM INVESTMENT FUNDS

PORTFOLIOS

AIM Developing Markets Fund
AIM Global Health Care Fund
AIM Libra Fund
AIM Trimark Fund
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

PORTFOLIOS

AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund
AIM Real Estate Fund

AIM SPECIAL OPPORTUNITIES FUNDS

PORTFOLIOS

AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund

AIM TAX-EXEMPT FUNDS

PORTFOLIO

AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS

PORTFOLIOS

AIM Core Stock Fund
AIM Total Return Fund

AIM COUNSELOR SERIES TRUST

PORTFOLIOS

AIM Advantage Health Sciences Fund
AIM Multi-Sector Fund

AIM SECTOR FUNDS

PORTFOLIOS

AIM Energy Fund
AIM Financial Services Fund
AIM Gold & Precious Metals Fund
AIM Health Sciences Fund
AIM Leisure Fund
AIM Technology Fund
AIM Utilities Fund

AIM STOCK FUNDS

AIM Dynamics Fund
AIM Mid Cap Stock Fund
AIM Small Company Growth Fund